Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the quarterly report of Oceanic Exploration Company on Form 10-Q for the fiscal quarter ended September 30, 2010 (the Report) as filed with the Securities and Exchange Commission on November 15, 2010, we, Nicole J. Champine, President of Oceanic and Lori A. Brundage, Chief Financial Officer of Oceanic, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Oceanic.
Dated: November 15, 2010

/s/ Nicole J. Champine Nicole J. Champine — President	/s/ Lori A. Brundage Lori A. Brundage — Chief Financial Officer